Exhibit 99.1

Guidewire Software Announces Third Quarter Fiscal 2016 Financial Results

Foster City, CA - June 1, 2016 - Guidewire Software, Inc. (NYSE: GWRE), a provider of software products to Property and Casualty insurers, today announced its financial results for the fiscal quarter ended April 30, 2016.

“Revenue and profitability exceeded the high end of our outlook in our third quarter,” said Marcus Ryu, chief executive officer, Guidewire Software. “We see our results as reflective of the global P&C industry’s pursuit of technology-driven business transformation and our own journey towards market leadership.”

Ryu continued, “Our technology platform unifies core operations, digital engagement, and data for P&C insurers embracing the need for business transformation.  Our acquisition of EagleEye Analytics in the quarter augments this platform with machine-learning-based models optimized for P&C in both underwriting and claims.  These models naturally complement Guidewire InsuranceSuite by analyzing our customers’ operational data and providing actionable insights to their business users.  We continue to invest in opportunities to expand the scope of our product platform while further driving standardization — and thereby cost efficiency — for the industry as a whole.”

Third Quarter Fiscal 2016 Financial Highlights

Revenue

•
License revenue for the third quarter of fiscal 2016 was $45.8 million, an increase of 38% from the third quarter of fiscal 2015. License revenue for the third quarter of fiscal 2016 included perpetual license revenue of $5.2 million compared with $2.5 million in the same period a year ago. Maintenance revenue was $14.7 million, an increase of 20% and services revenue was $38.4 million, a decrease of 4%. Total revenue was $98.9 million, an increase of 16% from the same quarter in fiscal 2015.

•
License revenue for the nine months ended April 30, 2016 was $131.5 million, an increase of 24% from the comparable period of fiscal 2015. License revenue for the nine months ended April 30, 2016 included perpetual license revenue of $5.6 million compared with $5.0 million in the same period a year ago. Maintenance revenue was $42.9 million, an increase of 16% and services revenue was $108.8 million, a decrease of 3%. Total revenue was $283.3 million, an increase of 11% from the same period in fiscal 2015.

•	Rolling four-quarter recurring term license and maintenance revenue was $250.6 million, an increase of 20% compared to the same period in fiscal 2015.

Profitability

•	GAAP operating loss was $5.8 million for the third quarter of fiscal 2016, compared with an operating loss of $6.7 million in the comparable period in fiscal 2015.

•	Non-GAAP operating income was $11.0 million for the third quarter of fiscal 2016, compared with $6.1 million in the comparable period in fiscal 2015.

•
GAAP net loss was $0.4 million for the third quarter of fiscal 2016, compared with net loss of $3.0 million for the comparable period in fiscal 2015. GAAP net loss per share was $0.01, based on diluted weighted average shares outstanding of 72.3 million, compared with net loss of $0.04 per share for the comparable period in fiscal 2015, based on diluted weighted average shares outstanding of 70.3 million.

•
Non-GAAP net income was $10.7 million for the third quarter of fiscal 2016, compared with $2.7 million in the comparable period in fiscal 2015. Non-GAAP net income per diluted share was $0.14, based on diluted weighted average shares outstanding of 73.6 million, compared with $0.04 in the comparable period in fiscal 2015, based on diluted weighted average shares outstanding of 72.3 million.

Balance Sheet

•
The Company had $680.8 million in cash, cash equivalents and investments at April 30, 2016, compared with $677.8 million at July 31, 2015. The Company generated $23.6 million cash flow from operations in the third quarter of fiscal 2016, compared with cash flow from operations of $26.6 million in the comparable period in fiscal 2015. The Company generated $50.6 million cash flow from operations in the nine months ended April 30, 2016, compared with cash flow from operations of $30.7 million in the comparable period in fiscal 2015.

Business Outlook
Guidewire is issuing the following outlook for the fourth quarter and fiscal 2016, based on current expectations:

(in $ millions, except per share outlook)	Fourth Quarter Fiscal 2016	Full Year Fiscal 2016
Revenue	133.5 - 137.5	416.5 - 420.5
License revenue	79.5 - 83.5	211.0 - 215.0
Maintenance revenue	15.5 - 16.5	58.0 - 59.0
Services revenue	37.0 - 39.0	146.0 - 148.0
GAAP operating income	16.0 - 20.0	9.0 - 13.0
Non-GAAP operating income	33.3 - 37.3	75.5 - 79.5
GAAP net income	9.2 - 11.5	7.2 - 9.5
GAAP net income per share	0.13 - 0.16	0.10 - 0.13
Non-GAAP net income	22.5 - 25.2	53.4 - 56.1
Non-GAAP net income per share	0.30 - 0.34	0.73 - 0.76
Guidewire continues to target term license revenue growth of 20% or higher for the current fiscal year. Non-GAAP operating income and non-GAAP net income exclude stock-based compensation expense and amortization of intangible assets.

Conference Call Information

What:	Guidewire Software third quarter fiscal 2016 financial results conference call

When:	Wednesday, June 1, 2016

Time:	2:00 p.m. PT (5:00 p.m. ET)

Live Call:	(800) 432-7890, Domestic
(913) 312-0939, International

Replay:	(877) 870-5176, Passcode 4175700, Domestic
(858) 384-5517, Passcode 4175700, International

Webcast:	http://ir.guidewire.com (live and replay)

The webcast will be archived on Guidewire’s website for a period of three months.

Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: Non-GAAP operating income, Non-GAAP net income, Non-GAAP net income per share and Non-GAAP tax provision. These Non-GAAP financial measures exclude stock-based compensation and amortization of intangibles, and the tax effect of these adjustments for Non-GAAP net income and Non-GAAP net income per share.
Guidewire believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Guidewire’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. Guidewire urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.
Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Guidewire Software
Guidewire delivers the software that Property/Casualty (P/C) insurers need to adapt and succeed in a time of rapid industry change. We combine three elements - core processing, data and analytics, and digital engagement - into a technology platform that enhances insurers’ ability to engage and empower their customers and employees. More than 200 P/C insurers around the world have selected Guidewire. For more information, please visit www.guidewire.com. Follow us on twitter: @Guidewire_PandC.
NOTE: Guidewire, Guidewire Software, Guidewire ClaimCenter, Guidewire PolicyCenter, and Guidewire BillingCenter are registered trademarks of Guidewire Software, Inc. in the United States and/or other countries.

Cautionary Language Concerning Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, market positioning and future investments. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Guidewire’s control. Guidewire’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Guidewire’s most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for our software may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; seasonal and other variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; our reliance on sales to and renewals from a relatively small number of large customers for a substantial portion of our revenues; our services revenues produce lower gross margins than our license and maintenance revenues; assertions by third parties that we violate their intellectual property rights could substantially harm our business; we face intense competition in our market; weakened global economic conditions may adversely affect the P&C insurance industry including the rate of information technology spending; our product development and sales cycles are lengthy; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Guidewire’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Guidewire undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Guidewire’s views as of any date subsequent to the date of this press release.

Media Contact:
Diana Stott
Guidewire Software, Inc.
(650) 356-4941
dstott@guidewire.com

Investor Contact:
Garo Toomajanian
ICR, LLC
(650) 357-5282
ir@guidewire.com

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	April 30, 2016	July 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$204,605	$212,362
Short-term investments	374,081	359,273
Accounts receivable	61,222	62,062
Deferred tax assets, current	—	13,845
Prepaid expenses and other current assets	14,457	14,102
Total current assets	654,365	661,644
Long-term investments	102,161	106,117
Property and equipment, net	13,251	12,160
Intangible assets, net	15,205	3,999
Deferred tax assets, noncurrent	32,231	5,896
Goodwill	29,585	9,205
Other assets	11,623	926
TOTAL ASSETS	$858,421	$799,947
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$8,614	$8,816
Accrued employee compensation	29,333	37,235
Deferred revenues, current	62,654	50,766
Other current liabilities	7,503	7,592
Total current liabilities	108,104	104,409
Deferred revenues, noncurrent	5,638	1,800
Other liabilities	3,472	4,350
Total liabilities	117,214	110,559
STOCKHOLDERS’ EQUITY:
Common stock	7	7
Additional paid-in capital	715,253	662,869
Accumulated other comprehensive loss	(5,787)	(6,343)
Retained earnings	31,734	32,855
Total stockholders’ equity	741,207	689,388
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$858,421	$799,947

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands except share and per share data)

	Three Months Ended April 30,		Nine Months Ended April 30,
	2016	2015	2016	2015
Revenues:
License	$45,796	$33,302	$131,512	$105,777
Maintenance	14,676	12,183	42,945	36,866
Services	38,388	39,955	108,812	111,977
Total revenues	98,860	85,440	283,269	254,620
Cost of revenues: (1)
License	2,137	1,184	4,878	3,411
Maintenance	3,034	2,299	8,145	6,812
Services	33,836	34,421	96,055	97,532
Total cost of revenues	39,007	37,904	109,078	107,755
Gross profit:
License	43,659	32,118	126,634	102,366
Maintenance	11,642	9,884	34,800	30,054
Services	4,552	5,534	12,757	14,445
Total gross profit	59,853	47,536	174,191	146,865
Operating expenses: (1)
Research and development	29,273	24,575	80,354	67,167
Sales and marketing	22,908	18,801	64,860	56,506
General and administrative	13,449	10,860	36,015	30,195
Total operating expenses	65,630	54,236	181,229	153,868
Loss from operations	(5,777)	(6,700)	(7,038)	(7,003)
Interest income	2,211	636	3,665	1,643
Other income (expense), net	804	77	(161)	(1,267)
Loss before income taxes	(2,762)	(5,987)	(3,534)	(6,627)
Benefit from income taxes	(2,358)	(3,000)	(2,413)	(4,619)
Net loss	$(404)	$(2,987)	$(1,121)	$(2,008)
Net loss per share:
Basic	$(0.01)	$(0.04)	$(0.02)	$(0.03)
Diluted	$(0.01)	$(0.04)	$(0.02)	$(0.03)
Shares used in computing net loss per share:
Basic	72,297,934	70,348,356	71,769,613	69,844,077
Diluted	72,297,934	70,348,356	71,769,613	69,844,077

(1) Amounts include stock-based compensation expense as follows:

	Three Months Ended April 30,		Nine Months Ended April 30,
	2016	2015	2016	2015
	(unaudited, in thousands)
Stock-based compensation expenses:
Cost of license revenue	$107	$54	$299	$158
Cost of maintenance revenues	388	293	1,107	879
Cost of services revenues	4,450	3,774	13,486	11,165
Research and development	3,889	2,813	11,472	7,618
Marketing and sales	3,602	2,620	10,648	9,049
General and administrative	3,757	2,840	10,873	9,011
Total stock-based compensation expenses	$16,193	$12,394	$47,885	$37,880

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended April 30,		Nine Months Ended April 30,
	2016	2015	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(404)	$(2,987)	$(1,121)	$(2,008)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,293	1,929	5,835	5,550
Stock-based compensation	16,193	12,394	47,885	37,880
Excess tax benefit from exercise of stock options and vesting of restricted stock units	—	—	(566)	—
Deferred tax assets	(3,064)	(4,397)	(4,767)	(7,856)
Amortization of premium on available-for-sale securities	834	1,104	2,672	3,988
Other non-cash items affecting net loss	(977)	1	(954)	1
Changes in operating assets and liabilities:
Accounts receivable	(653)	2,718	1,568	(10,057)
Prepaid expenses and other assets	(2,669)	(3,383)	(4,977)	(1,656)
Accounts payable	700	2,946	(691)	3,763
Accrued employee compensation	6,869	4,473	(8,095)	(8,742)
Other liabilities	(435)	534	(556)	991
Deferred revenues	4,924	11,265	14,408	8,810
Net cash provided by operating activities	23,611	26,597	50,641	30,664
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	(150,484)	(124,300)	(492,474)	(361,141)
Sales of available-for-sale securities	152,790	138,170	474,297	370,065
Purchase of property and equipment	(1,376)	(1,425)	(5,243)	(5,076)
Acquisition of business, net of acquired cash	(39,530)	—	(39,530)	—
Net cash provided by (used in) investing activities	(38,600)	12,445	(62,950)	3,848
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock upon exercise of stock options	1,432	936	5,421	4,795
Taxes remitted on RSU awards vested	—	(8,554)	(1,488)	(26,402)
Excess tax benefit from exercise of stock options and vesting of restricted stock units	—	—	566	—
Net cash provided by (used in) financing activities	1,432	(7,618)	4,499	(21,607)
Effect of foreign exchange rate changes on cash and cash equivalents	1,240	294	53	(4,064)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(12,317)	31,718	(7,757)	8,841
CASH AND CASH EQUIVALENTS—Beginning of period	216,922	125,224	212,362	148,101
CASH AND CASH EQUIVALENTS—End of period	$204,605	$156,942	$204,605	$156,942

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited, in thousands)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP operating results for the periods indicated below:
	Three Months Ended April 30,		Nine Months Ended April 30,
	2016	2015	2016	2015
Income (loss) from operations reconciliation:
GAAP net income (loss) from operations	$(5,777)	$(6,700)	$(7,038)	$(7,003)
Non-GAAP adjustments:
Stock-based compensation (1)	16,193	12,394	47,885	37,880
Amortization of intangibles (1)	574	360	1,294	1,080
Non-GAAP income from operations	$10,990	$6,054	$42,141	$31,957

Net income (loss) reconciliation:
GAAP net income (loss)	$(404)	$(2,987)	$(1,121)	$(2,008)
Non-GAAP adjustments:
Stock-based compensation (1)	16,193	12,394	47,885	37,880
Amortization of intangibles (1)	574	360	1,294	1,080
Non-GAAP tax impact (2)	(5,697)	(7,039)	(14,795)	(16,109)
Non-GAAP net income	$10,666	$2,728	$33,263	$20,843

	Three Months Ended April 30,		Nine Months Ended April 30,
	2016	2015	2016	2015
Tax provision (benefits) reconciliation:
GAAP tax provision (benefits)	$(2,358)	$(3,000)	$(2,413)	$(4,619)
Non-GAAP adjustments:
Stock-based compensation	5,172	4,438	15,323	12,901
Amortization of intangibles	184	129	414	368
ISO deduction	24	70	192	285
Tax effect on GAAP profit before taxes due to different tax rates between GAAP and non-GAAP	317	2,402	(1,134)	2,555
Non-GAAP tax provision	$3,339	$4,039	$12,382	$11,490

(1) Adjustments relate to amortization of acquired intangibles and stock-based compensation recognized during the period for GAAP purposes.
(2) Adjustment reflects the tax benefit resulting from all non-GAAP adjustments.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited, in thousands except share and per share data)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP operating results for the periods indicated below:
	Three Months Ended April 30,		Nine Months Ended April 30,
Earnings per share reconciliation:	2016	2015	2016	2015
GAAP earnings per share - Diluted	$(0.01)	$(0.04)	$(0.02)	$(0.03)
Amortization of intangibles acquired in business combinations	0.01	0.01	0.02	0.02
Stock-based compensation	0.22	0.18	0.67	0.54
Less tax benefit of non GAAP items	(0.08)	(0.10)	(0.21)	(0.23)
Non-GAAP dilutive shares excluded from GAAP EPS calculation (1)	—	(0.01)	(0.01)	(0.01)
Non-GAAP earnings per share - Diluted	$0.14	$0.04	$0.45	$0.29

(1) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an anti-dilutive effect. However, as net income was earned on a Non-GAAP basis, these shares have a dilutive effect on Non-GAAP earnings per share and are included here.

	Three Months Ended April 30,		Nine Months Ended April 30,
Shares used in computing non-GAAP per share amounts:	2016	2015	2016	2015
GAAP Weighted average shares - Diluted	72,297,934	70,348,356	71,769,613	69,844,077
Non-GAAP dilutive shares excluded from GAAP EPS calculation (1)	1,324,561	1,931,434	1,683,984	2,264,383
Pro forma weighted average shares - Diluted	73,622,495	72,279,790	73,453,597	72,108,460

(1) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an anti-dilutive effect. However, as net income was earned on a Non-GAAP basis, these shares have a dilutive effect on Non-GAAP earnings per share and are included here.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Outlook
The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP outlook for the periods indicated below:
(in $ millions)	Fourth Quarter Fiscal 2016	Full Year Fiscal 2016
Outlook reconciliation: GAAP and non-GAAP operating income/(loss)
GAAP operating income	16.0 - 20.0	9.0 - 13.0
Non-GAAP adjustments:
Stock-based compensation	16.1 - 16.6	63.7 - 64.7
Amortization of intangibles	1.0	2.3
Non-GAAP income from operations	33.3 - 37.3	75.5 - 79.5

Outlook reconciliation: GAAP and non-GAAP net income/(loss)
GAAP net income	9.2 - 11.5	7.2 - 9.5
Non-GAAP adjustments:
Stock-based compensation	16.1 - 16.6	63.7 - 64.7
Amortization of intangibles	1.0	2.3
Non-GAAP tax impact	(4.1) - (3.7)	(20.3) - (20.0)
Non-GAAP net income	22.5 - 25.2	53.4 - 56.1